                                                                    EXHIBIT 10.1



[EMERGENT INFORMATION TECHNOLOGIES, INC. LOGO]


                              AMENDED AND RESTATED
                             1997 STOCK OPTION PLAN


1.      Purposes.

        (a) The purpose of the Plan is to provide a means by which selected employees, Directors and Consultants of the Company and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of Incentive Stock Options and Nonstatutory Stock Options, as defined below.

        (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants of the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

        (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or the Committee, be either Incentive Stock Options and Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a certificate or certificates will be issued for shares purchased on exercise of such Options.

2.      Definitions.

        (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

        (b) "Board" means the Board of Directors of the Company.

        (c) "Code" means the Internal Revenue Code of 1986, as amended.

        (d) "Committee" means a Committee appointed by the Board in accordance with Section 3(c) of the Plan.

        (e) "Company" means Emergent Information Technologies, Inc., a California corporation, (formerly known as SM&A Corporation).

        (f) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.



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        (g) "Continuous Status as an Employee, Director or Consultant" means the employment or relationship as an Employee, Director or Consultant is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave exceeding three (3) months shall be considered an interruption in the Continuous Status as an Employee, Director or Consultant, as applicable, unless reemployment upon the expiration of such leave is guaranteed by contract, Company policies or statute.

        (h) "Director" means a member of the Board.

        (i) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (k) "Fair Market Value" means, as of any date, the value of the Common Stock of the Company determined as follows:

                   (i) If the Common Stock is admitted to trading or listed on a national securities exchange, the last reported sale price on that day regular way, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices on that day regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed.

                  (ii) If not listed or admitted to trading on any national securities exchange, the last sale price regular way on that day reported on the Nasdaq National Market ("Nasdaq National Market") of the Nasdaq Stock Market ("NSM") or, if no such reported sale takes place on that day, the average of the closing bid and ask prices regular way on that day.

                 (iii) If not traded or listed on a national securities exchange or included in the Nasdaq National Market, the last reported sale price on that day regular way, or if no such reported sale takes place on that day, the average of the closing bid and ask prices regular way on that day reported by the NSM, or any comparable system on that day.

                  (iv) If the Common Stock is not included in (i), (ii) or (iii) above, the last reported sale price on that day regular way, or if no such reported sale takes place on that day, the closing bid and ask prices regular way on that day as furnished by any member of the National Association of Securities Dealers, Inc. ("NASD") selected from time to time by the Company for that purpose.

If the national securities exchange, Nasdaq National Market, NSM, or NASD as applicable, are closed on such date, the "Fair Market Value" shall be determined as of the last preceding day on which the Common Stock was traded or for which bid and ask prices are available. In the case of



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an Incentive Stock Option, "Fair Market Value" shall be determined without reference to any restriction other than one that, by its terms, will never lapse.

        (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (m) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (n) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (o) "Option" means a stock option granted pursuant to the Plan.

        (p) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (q) "Optionee" means an Employee, Director or Consultant who is granted Options.

        (s) "Plan" means this Amended and Restated 1997 Stock Option Plan.

        (t) "Rule 16b-3" means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3.

        (u) "Securities Act" means the Securities Act of 1933, as amended.

3.      Administration.

        (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee.

        (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (i) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how Options shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option, the provisions of each Option granted (which need not be identical), including the vesting schedule for the Options, and the number of shares underlying such Options to be granted to each such person;

                  (ii) To interpret the Plan and Options granted under it, and to establish, amend and revoke rules and procedures for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;



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                  (iii) To amend the Plan as provided in Section 12; and

                  (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or advisable to promote the best interests of the Company.

        (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"), provided, however, that the Board may administer the Plan for any grants to Participants who are not subject to Code Section 162(m). The Board may remove members from, or add members to, the Committee at any time. The Board may also abolish the Committee at any time and revest in the Board the administration of the Plan. To the extent possible and advisable, the Committee shall be composed of individuals that satisfy Rule 16b-3 and Code Section 162(m). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.

4.      Shares Subject to the Plan.

        (a) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate Four Million (4,000,000) shares of the Company's Common Stock (or such lesser number of shares as is permitted under Section 260.140.45 of Title 10 of the California Code of Regulations, if applicable, or other comparable or applicable state law, if any). The maximum number of shares of the Company's Common Stock that may be issued to a single Optionee is Five Hundred Thousand (500,000).

        (b) If any Option shall for any reason expire or otherwise terminates, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

        (c) If an Optionee surrenders any shares of stock issued pursuant to Options as payment of the purchase price of other shares of stock acquired pursuant to Options, the shares so surrendered shall revert to and again become available for issuance under the Plan.

        (d) If the Company reacquires any shares of stock issued pursuant to Options or withholds any shares of stock issued pursuant to Options to pay withholding taxes in connection with the exercise of Options, the shares so acquired or withheld shall revert to and again become available for issuance under the Plan.

5.      Eligibility.

        (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted to Employees, Directors or Consultants.



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

        (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates ("Ten Percent Owner") unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the term of such Incentive Stock Option is no more than five (5) years.

6.      Option Provisions.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a) Term. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted. The date of grant of an Option will be the date on which the Board or the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Board or the Committee.

        (b) Price.

               (i) No Option shall have an exercise price that is less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

               (ii) The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Incentive Stock Option on the date the Incentive Stock Option is granted and one hundred ten percent in the case of a Ten Percent Owner.

               (iii) The exercise price of each Option granted to the Chief Executive Officer of the Company or any employee whose total compensation for the fiscal year in which such Option is granted is required to be reported to shareholders under the Exchange Act by reason of such employee being among the four (4) highest compensated officers (other than the Chief Executive Officer) of the Company for such fiscal year shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted., if it is intended that the Option be exempt from the million dollar compensation deduction limitation of Code Section 162(m).

        (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, by delivering to the Company other shares of Common Stock of the Company (provided that the shares have been held for the period required (if any) to avoid a charge to the Company's reported earnings), (iii) at the time of the exercise of the Option, by delivering to the Company all or any part of an Option granted under this Plan for a cashless exercise (provided that such cashless exchange will not result in a charge to the Company's reported earnings), or (iv)



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

by tendering any other form of legal consideration that may be acceptable to the Board. For the purposes of this paragraph, a "cashless exercise" shall be effected by one of the following methods:

               (i) through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased sufficient to pay the total exercise price for all shares so purchased, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward such total exercise price directly to the Company; or

               (ii) through a "margin" commitment from the Optionee and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total exercise price for all shares so purchased, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward such total exercise price directly to the Company.

        (d) Transferability. An Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person.

        (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). However, any Optionee who is not an Officer or Director of, or a Consultant to, the Company shall have the right to exercise such Option at the rate of at least twenty percent (20%) per year over the five years from the date the Option is granted, subject to reasonable conditions such as continued employment. The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. Notwithstanding any vesting provided for in the Option Agreement, no Option may be exercised for (i) less than One Hundred (100) shares of Common Stock of the Company or, if less, the remaining number of shares available under the Option, or, if less, or (ii) fractional shares of Common Stock of the Company.

        (f) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date ninety (90) days after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable (unvested) portion of the Option shall revert



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to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (g) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date six (6) months following such termination (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable (unvested) portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise the vested portion of his or her Option within the time specified herein, the Option shall terminate, and the shares covered by the vested portion of such Option shall revert to and again become available for issuance under the Plan.

        (h) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to Section 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable (unvested) portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by the vested portion of such Option shall revert to and again become available for issuance under the Plan.

7.      Cancellation and Regrant of Options.

        The Board or the Committee shall have the authority to effect, after taking into account the possible adverse accounting consequences, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan, and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a Ten Percent Owner not less than one hundred ten percent (110%) of the Fair Market Value, determined in accordance with the rules in Code Section 424(h) and the regulations thereunder.



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

8.      Covenants of the Company.

        The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options. However, this undertaking shall not require the Company to register under the Securities Act either the Plan, any Options, or any stock issued or issuable pursuant to any such Options. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.      Use of Proceeds from Stock.

        Proceeds from the sale of Common Stock upon exercise of the Options shall constitute the general funds of the Company.

10.     Miscellaneous.

        (a) Neither an Optionee nor any person to whom an Option is transferred under Section 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

        (b) Nothing in the Plan or any Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Options any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or other holder of Options with or without cause.

        (c) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are granted are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and its Affiliates exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

        (d) To the extent provided by the terms of an Option Agreement, the person to whom an Option is granted may, at the discretion of the Board, satisfy any mandatory federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means or by a combination of such means: (i) tendering cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionee as a result of the exercise or acquisition of stock under the Option provided that such arrangement will not result in a charge to the Company's reported earnings; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock of the Company that have been held for the period required (if any) to avoid a charge to the Company's reported



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earnings. The exercise of the Option shall be conditioned upon the receipt by the Company of satisfactory evidence of the Optionee's satisfaction of any withholding obligations.

11.     Adjustments Upon Changes in Stock.

        (a) Subject to any required action by shareholders, the number of shares which may be purchased upon the exercise of each outstanding Option shall be proportionately increased or decreased upon the occurrence of any change, increase or decrease in the number and type of issued shares of Common Stock of the Company without receipt of consideration by the Company, that results from a stock split, a reverse stock split, a stock dividend, a merger, consolidation, reorganization or reincorporation, a recapitalization, a combination or reclassification of shares, change in corporate structure or other like capital adjustment, so that upon the exercise of each Option the holders of such Options shall receive the number and type of securities which the holders would have received had the Options been exercised on the date preceding such change, increase or decrease. In the event of any such adjustment, the exercise price for each share shall be likewise adjusted in inverse proportion to the increase or decrease in the number of shares purchasable.

        (b) In the event of: (i) a dissolution, liquidation or sale of substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; or (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law:
(A) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (B) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then, with respect to Options held by persons then performing services as Employees, Directors or Consultants, the time during which such Options vest shall be accelerated so that on the third (3rd) business day prior to such event such Options become fully exercisable. Any Options subject to such accelerated vesting shall terminate upon the happening of such event if not exercised prior to such event.

12.     Amendment of the Plan.

        (a) The Board at any time, and from time to time, may amend the Plan, provided that the implementation of such amendment complies with all applicable law.

        (b) Without the approval of the majority of the shareholders of the Company, the Board may not amend the provisions of this Plan regarding:

               (i) The class of individuals entitled to receive Incentive Stock Options; or

               (ii) The maximum number of shares of Common Stock that may be issued under the Plan, except as provided in Section 11 of this Plan.



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

        (c) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Option was granted, and (ii) such person consents in writing.

13.     Termination or Suspension of the Plan.

        (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on October 1, 2007. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent to the person to whom the Option was granted.

14.     Financial Information.

        The Company will provide to each Optionee financial statements of the Company at least annually in accordance with Section 260.140.46 of Title 10 of the California Code of Regulations.

15.     Notice of Disqualifying Disposition.

        An Optionee must notify the Company if the Optionee disposes of stock acquired pursuant to the exercise of an Incentive Stock Option issued under the Plan prior to the expiration of the holding periods required to qualify for long-term capital gains treatment on the disposition.

                                                                    EXHIBIT 10.1



                          STOCK OPTION AGREEMENT UNDER
                   THE EMERGENT INFORMATION TECHNOLOGIES, INC.
              AMENDED AND RESTATED 1997 STOCK OPTION PLAN ("PLAN")

        The person listed below is granted an option to purchase shares of Common Stock of Emergent Information Technologies, Inc. pursuant to the Emergent Information Technologies, Inc. Amended and Restated 1997 Stock Option Plan ("Plan") as set forth in this Stock Option Agreement ("Option").

-----------------------------------------------------------------------------------------------
OPTIONEE:
-----------------------------------------------------------------------------------------------

TYPE OF OPTION:                  INCENTIVE STOCK OPTION          NON-QUALIFIED STOCK OPTION
-----------------------------------------------------------------------------------------------

DATE OF GRANT:
-----------------------------------------------------------------------------------------------

EXPIRATION DATE:
-----------------------------------------------------------------------------------------------

NUMBER OF SHARES:
-----------------------------------------------------------------------------------------------

EXERCISE PRICE:
-----------------------------------------------------------------------------------------------

OPTIONS BECOME               Optionee Statement -- Exhibit A
EXERCISABLE:
-----------------------------------------------------------------------------------------------

EFFECT OF CHANGE OF CONTROL  Reference Section 11(b)*
-----------------------------------------------------------------------------------------------

EXERCISE PERIOD                  CAUSE OF TERMINATION             EXERCISABILITY PERIOD
FOLLOWING TERMINATION
OF EMPLOYMENT
-----------------------------------------------------------------------------------------------

                                      Employment                 Reference Section 6(f)*
                             ------------------------------------------------------------------

                              Relationship as a Director         Reference Section 6(f)*
                                  or Consultant
                             ------------------------------------------------------------------

                                      Disability                 Reference Section 6(g)*
                             ------------------------------------------------------------------

                                         Death                   Reference Section 6(h)*
                             ------------------------------------------------------------------

*All "Reference Sections" noted above are found in Exhibit B-Amended and Restated 1997 Stock Option Plan.

        I understand that this Option is subject to the additional terms set forth on the subsequent pages of this Option as well as the terms of the Plan, which is attached as Exhibit B. I acknowledge that I have also received the General Plan Description relating to the Plan.


----------------------------------------
SIGNATURE OF OPTIONEE
                                        EMERGENT INFORMATION TECHNOLOGIES, INC.
Date:
     -------------------------
                                        BY:
                                           -------------------------------------
                                        TITLE:
                                        DATE:

                            SUPPLEMENTARY INFORMATION
                            TO STOCK OPTION AGREEMENT

        1. EXERCISABILITY. The Option becomes exercisable in cumulative installments, so that the vested portion of the Option may be exercised as to any or all of the shares covered by an installment at any time or times after the installment vests and until this Option terminates. Termination of providing services to the Company (whether by reason of death or otherwise) does not cause the vesting of any additional shares. Similarly, no event that occurs following the termination of the Optionee providing services to the Company shall cause the vesting of additional shares.

        2. METHOD OF EXERCISING. Some or all of the vested portion of this Option (but not less than 100 shares) may be exercised by Optionee upon delivery of the following documents to the Company:

               (a) Written notice specifying the number of whole shares to be purchased;

               (b) Payment of the entire purchase price therefor in cash, by check, or in such other form of lawful consideration as the Committee may approve from time to time;

               (c) Such agreements or undertakings that are required by the Committee; and

               (d) Payment of any taxes (including withholding taxes) which may be required by the Committee.

        3. ASSIGNMENTS. This Option shall be exercisable only by Optionee during Optionee's lifetime. The rights of Optionee under this Option may not be assigned or transferred except by will or by the laws of descent and distribution.

        4. NO RIGHTS AS A SHAREHOLDER. Optionee shall have no rights as a shareholder of any shares covered by this Option until the date a certificate for the shares has been issued to him or her following the exercise of the Option.

        5. PLAN PROVISIONS GOVERN. This Option is made under the provisions of the Plan and shall be interpreted in a manner consistent with it. Any provision in this Option that is inconsistent with the Plan shall be superseded and governed by the Plan. Any capitalized terms that are used in this Option but that are not defined in this document shall have the meaning set forth in the Plan. A copy of the Plan is attached as Exhibit B.

        6. LEGENDS ON CERTIFICATES. Optionee acknowledges that the certificates representing the shares issued upon exercise of this Option may bear such legends and be subject to such restrictions on transfer as the Company may deem necessary to comply with all applicable state and federal securities laws and regulations. Also, no shares may be issued if the issuance would not be in compliance with federal and state securities laws.

        7. INCENTIVE STOCK OPTION RULES. If the first page of this Option indicates that it is an Incentive Stock Option, then the following rules apply:

               (a) The Optionee must be an employee on the date of grant.

               (b) If the Optionee is a Ten Percent Shareholder (as that term is defined in the Plan), then the option period cannot exceed five (5) years and the exercise price must be at least 110% of the Fair Market Value of the shares on the date of the grant.

               (c) The aggregate Fair Market Value (determined as of the date of Grant) of the number of shares of Common Stock with respect to which all Incentive Stock Options become exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000. If that threshold is exceeded, the surplus shares will be treated as though they had been purchased pursuant to Non-Qualified Stock Options.

               (d) If the Optionee disposes of the Common Stock acquired pursuant to the exercise of the Option prior to the expiration of the periods required for long-term capital gains treatment, then the Optionee must notify the Company of the disposition.